                                                                   EXHIBIT 10.53

                                  AMENDMENT TO
                           CORVAS INTERNATIONAL, INC.
                           2000 EQUITY INCENTIVE PLAN
              APPROVED BY THE BOARD OF DIRECTORS FEBRUARY 24, 2003



         WHEREAS, Corvas International, Inc. (the "Company") previously adopted the Corvas International, Inc. 2000 Equity Incentive Plan (the "Plan"); and

         WHEREAS, Section 13 of the Plan provides that the Plan may be amended by the Board of Directors of the Company and that the provisions relating to Options granted to Directors who are not Employees may be amended once every six months.

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 7 of the Plan is amended to add the following additional paragraph to the end of Section 7:

                  "(f) Notwithstanding Section 7(e) of the Plan or any other provision of the Plan or any relevant Option Agreement, the Options to purchase an aggregate of 48,000 shares of Common Stock granted on January 2, 2003 to the Directors who are not Employees, in the amounts and with the exercise price set forth on EXHIBIT A attached hereto shall become fully vested and exercisable on the closing of a corporate transaction described in Section 12(c) of the Plan."

                                                   EXHIBIT A


----------------------------------- ---------------------- ------------------------ ------------------ ----------------
               NAME                      GRANT DATE              GRANT TYPE          OPTIONS GRANTED    OPTION PRICE
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
Susan B. Bayh                             1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
M. Blake Ingle                            1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
J. Stuart Mackintosh                      1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
Burton E. Sobel                           1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
Michael Sorell                            1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------
Nicole Vitullo                            1/2/2003              Non-Qualified             8,000           $1.338800
----------------------------------- ---------------------- ------------------------ ------------------ ----------------